Exhibit 99.1


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Case Name: Interstate Bakeries
Corporation & All Subsidiaries                                                                     Case No:  04-45814-jwv-11


                                         Consolidated Monthly Operating Report Summary
                                         ---------------------------------------------
                                       For The Four Weeks Ended and as of February 4, 2006
                                       ---------------------------------------------------

REVENUE
-------
Gross Income                                                                                          $          225,020,634
Less Cost of Goods Sold                                                                                          113,818,442
              Ingredients, Packaging & Outside Purchasing                       $      56,902,158
              Direct & Indirect Labor                                                  43,213,194
              Overhead & Production Administration                                     13,703,090

Gross Profit                                                                                                     111,202,192
                                                                                                      -----------------------

OPERATING EXPENSES
------------------
Owner - Draws/Salaries                                                                          -
Selling & Delivery Employee Salaries                                                   57,538,430
Advertising and Marketing                                                               4,130,328
Insurance (Property, Casualty, & Medical)                                              12,620,649
Payroll Taxes                                                                           4,628,951
Lease and Rent                                                                          3,730,507
Telephone and Utilities                                                                 1,973,669
Corporate Expense (Including Salaries)                                                  6,768,500
Other Expenses                                                                         31,265,186
Total Operating Expenses                                                                                         122,656,220
                                                                                                      -----------------------
              EBITDA                                                                                             (11,454,028)
Restructuring & Reorganization Charges                                                    142,250 (i)
Depreciation and Amortization                                                           5,721,442
Other Income                                                                               (1,904)
Gain/Loss Sale of Prop                                                                          -
Interest Expense                                                                        3,960,768
Operating Income (Loss)                                                                                          (21,276,584)
Income Tax Expense (Benefit)                                                             (423,057)
                                                                                                      -----------------------
Net Income (Loss)                                                                                     $         (20,853,527)
                                                                                                      =======================


CURRENT ASSETS
--------------
              Accounts Receivable at end of period                                                    $          149,487,595
              Increase (Decrease) in Accounts Receivable for period                                                2,587,805
              Inventory at end of period                                                                          58,359,078
              Increase (Decrease) in Inventory for period                                                            530,970
              Cash at end of period                                                                               93,308,486
              Increase (Decrease) in Cash for period                                                             (16,861,286)
              Restricted Cash                                                                                     74,370,798 (ii)
              Increase (Decrease) in Restricted Cash for period                                                    5,183,929

LIABILITIES
-----------
              Increase (Decrease) Liabilities Not Subject to Compromise                                            8,394,478
              Increase (Decrease) Liabilities  Subject to Compromise                                                 498,923
              Taxes payable:
                   Federal Payroll Taxes                                        $      10,423,260
                   State/Local Payroll Taxes                                            6,880,476
                   State Sales Taxes                                                      719,302
                   Real Estate and
                       Personal Property Taxes                                         15,214,083
                  Other (see attached supplemental schedule)                            6,730,440
                   Total Taxes Payable                                                                            39,967,561
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See attached supplemental schedule for footnoted information.

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IBC
Other Taxes Payable - Supplemental Schedule for period ended
February 4, 2006



                               Description                                Amount
                               -----------                                ------

              Use Tax                                         $        1,576,057
              Accr. Franchise Tax                                      1,940,674
              Other Taxes                                              3,213,709

              Total Other Taxes Payable                       $        6,730,440
                                                                ================



(i) Reorganization and restructuring expenses for the period include charges for professional fees of approximately $2,410,000, lease rejections of approximately $996,000, and gains resulting from the sale of properties of approximately ($4,012,000).

(ii) Restricted cash represents cash held as collateral pursuant to IBC's debtor-in-possession financing agreement.

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            EXPLANATORY NOTES TO THE INTERSTATE BAKERIES CORPORATION
                      CONSOLIDATED MONTHLY OPERATING REPORT
                          DATED AS OF FEBRUARY 4, 2006


1. This consolidated Monthly Operating Report (MOR), reflecting results for the four-week period ended February 4, 2006 and balances of and period changes (including year end adjustments reflected after the preparation of the May 28, 2005 MOR) in certain of the Company's accounts as of February 4, 2006, is preliminary, unaudited and subject to material change prior to the filing of the Company's fiscal 2004 and 2005 Annual Reports on Form 10-K and the fiscal 2005 and 2006 quarterly Form 10-Qs with the Securities and Exchange Commission (SEC). This MOR is being provided to the Bankruptcy Court and the U.S. Trustee pursuant to requirements under Local Rule 2015-2 C.

2. This MOR is not audited and will not be subject to audit or review by our external auditors on a stand-alone basis at any time in the future. This MOR does not reflect certain quarter adjustments that are generally recorded upon review of major accounts prior to the end of each quarterly filing period. In addition, items included in these results for the period ended February 4, 2006 may relate to different periods or fiscal years and such items may be reflected in different quarters and fiscal years when the Company files its fiscal 2004 and 2005 annual Form 10-Ks and its fiscal 2005 and 2006 quarterly Form 10-Qs.

3. This MOR is not prepared in accordance with accounting principles generally accepted in the United States of America (GAAP) with regard to the following items (which list is not purported to be inclusive of every reason for non-GAAP compliance of this report):

       a. The Company has not completed the process of reconciling and identifying its pre and post-petition liabilities and those
              liabilities   that  will  be  subject  to  compromise.   As  such,
              liabilities classified as subject to compromise may change materially in future reports.

       b. This MOR may not reflect all non-cash asset valuation charges that could be identified due to financial circumstances leading to our bankruptcy filing on September 22, 2004 and our restructuring activities undertaken during fiscal 2005 and 2006. We may be required to reflect additional impairment charges related to our intangibles, namely trademarks and trade names, as well as to our income tax assets, property, plant and equipment and other operating assets. Significant impairment charges related to fiscal 2005 have previously been recorded.

       c. This MOR does not include certain financial statements and explanatory footnotes, including disclosures required under GAAP.

       d. This MOR is presented in a format providing information required under local rule and incorporating measurements used for internal operating purposes, rather than a GAAP-based SEC reporting format.

       e. Certain items related to results presented herein are under research and may impact results presented in future monthly reports. This MOR, as presented, may not be revised or corrected for such changes/adjustments. In addition, the MOR does not reflect certain quarterly adjustments.

4. The Company has not yet completed the preparation of its year end fiscal 2004 or fiscal 2005 financial statements and further work on these financials could impact fiscal 2006 results as presented.

5. As of February 4, 2006 the Company had not borrowed under its $200 million debtor-in-possession credit facility, which is subject to a borrowing base formula based on its level of eligible accounts receivable, inventory, certain real property and reserves. The credit facility was utilized to support the issuance of letters of credit primarily in support of the Company's insurance programs. There were $90.2 million of letters of credit outstanding as of February 4, 2006, which were partially collateralized by $74.4 million of restricted cash as shown on the MOR. The amount of the credit facility available for borrowing was $82.9 million as of February 4, 2006. In addition to the borrowing base formula, each borrowing under the debtor-in-possession credit facility is subject to its terms and conditions, including the absence of an event of default thereunder.